DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FAT BRANDS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

November 30, 2020

Dear Stockholder:

You should have recently received a Notice of Annual Meeting and Proxy Statement relating to the 2020 Annual Meeting of Stockholders of FAT Brands Inc. (the “Company”) to be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time at the Company’s corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212.

We recently discovered that the proxy card that was distributed to you as part of the proxy materials contained a typographical error and did not correctly list the name of one of the director nominees.

We have enclosed a revised proxy card. Please discard any proxy card that you may have previously received regarding the Annual Meeting. We apologize for any inconvenience.

Your vote is important. We encourage you to vote promptly whether or not you plan to attend the Annual Meeting. Please sign, date and return the enclosed proxy card by mail in the envelope provided, or you may vote by e-mail, fax or via the internet as instructed on the proxy card.

Sincerely,

Andrew A. Wiederhorn
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on December 10, 2020 — the Company’s Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at http://ir.fatbrands.com/financial-information/annual-reports.

FAT Brands Inc.

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 pm (ET) on December 9, 2020.

CONTROL #

VOTE BY EMAIL
Mark, sign and date your consent and email it to Vote@vstocktransfer.com.

VOTE BY MAIL
Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE BY FAX
Mark, sign and date your consent and fax it to 646-536-3179.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held on December 10, 2020 at 1:00 pm PST

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2020 Annual Meeting of Stockholders - FAT Brands Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

(1a) Election of two Class III directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Edward H. Rensi   02 James Neuhauser

(1b) Election of one Class I director to serve until the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

03 Andrew A. Wiederhorn

(2) Proposal to ratify the appointment by the Audit Committee of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2020.

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

Date ____________   **Signature** ____________   **Signature, if held jointly** ____________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN *   AC:ACCT9999   90.00

FAT BRANDS INC.

2020 Annual Meeting of Stockholders

December 10, 2020

The Notice of the Meeting, Proxy Statement and our 2019 Annual Report on Form 10-K are available at

http://ir.fatbrands.com/financial-information/annual-reports

FAT BRANDS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FAT Brands Inc., a Delaware corporation (the "**Company**"), revoking all prior proxies, hereby appoints Andrew A. Wiederhorn and Rebecca D. Hershinger, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of common stock (the "**Common Stock**") of the Company, which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 10, 2020 at 1:00 pm Pacific Standard Time at the Company's corporate offices located at 9720 Wilshire Blvd., Suite 500, Beverly Hills, CA 90212, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED **FOR** ALL DIRECTOR NOMINEES, **FOR** PROPOSAL 2, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 10, 2020 at 1:00 pm Pacific Standard Time ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)